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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 30, 2006

SuperDirectories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-51533	14-1817301
(State or other jurisdiction	Commission File No:	(I.R.S. Employer
of incorporation or organization)		Identification No.)

5337 Route 374, Merrill, NY		12955
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:      (518) 425-0320

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On September 20, 2005, registrant filed a Form 10-SB seeking registration of its Common Stock pursuant to Section 12(g) of the Securities Exchange Act of 1934. By letter dated October 20, 2005, the Staff advised, inter alia, that registrant’s “current auditor (GBA) re-perform the audits and opine on all financial statements presented in your Form 10-SB (i.e. without reliance on the work of the predecessor auditor).” This was done, and the restated financial statements were filed as a part of Amendment No. 1 to Form 10-SB filed on February 28, 2006. These included audited financial statements from inception (November 15, 1999) to September 30, 2005 and interim financial information for the periods ended December 31, 2005 and 2004. By letter dated March 30, 2006, the Staff, per Comment #55, requested that an Item 4.02 Form 8-K be filed or “tell us why you are not required to make such disclosures.” The registrant has opted to file this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SuperDirectories, Inc. (Registrant) /s/ Luke Lalonde Luke Lalonde President
Date: April 25, 2006